UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 14, 2023

BYTE ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40222	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

445 Park Avenue, 9th Floor

New York, NY 10022

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (917) 969-9250

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, par value $0.0001, and one-half of one redeemable warrant	BYTSU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	BYTS	The Nasdaq Stock Market LLC
Redeemable warrants, each warrant exercisable for one Class A ordinary share, each at an exercise price of $11.50 per share	BYTSW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

On September 14, 2023, BYTE Acquisition Corp. (the “Company”) entered into an amendment to the non-redemption agreement (as amended, the “Non-Redemption Agreement”) previously entered into on March 8, 2023 with an existing shareholder (the “Non-Redeeming Shareholder”) holding 1,000,000 Class A ordinary shares, par value $0.0001, of the Company (the “Class A Ordinary Shares”).

Pursuant to the Non-Redemption Agreement, the Non-Redeeming Shareholder agreed to (a) not redeem any Class A Ordinary Shares held by them on the date of the Non-Redemption Agreement in connection with the vote to amend the Company’s amended and restated memorandum and articles of association to further extend the date by which the Company has to consummate an initial business combination from September 25, 2023 to December 26, 2023 (the “Extended Date”) and to allow the Company, without another shareholder vote, by resolution of the Company’s board of directors, to elect to further extend such date by three months until March 26, 2024 (the “Extension” and such additional extended date, the “Additional Extended Date”) and (b) vote all of their Shares in favor of the Extension presented by the Company for approval by its shareholders.

In connection with the foregoing, the Company agreed to extend its obligation to pay to the Non-Redeeming Shareholder $0.033 per share in cash per month through the Extended Date and Additional Extended Date, if applicable.

The foregoing description of the Non-Redemption Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Non-Redemption Agreement, a copy of which is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

Additional Information and Where to Find It

The Company has filed a definitive proxy statement (the “Extension Proxy Statement”) to be used at the Extension Meeting to approve an extension of time in which the Company must complete an initial business combination or liquidate the trust account that holds the proceeds of the Company’s initial public offering (the “Extension”). The Company has mailed the Extension Proxy Statement to its shareholders of record as of August 25, 2023 in connection with the Extension. Investors and security holders of the Company are advised to read the Extension Proxy Statement and any amendments thereto, because these documents will contain important information about the Extension and the Company. Shareholders will also be able to obtain copies of the Extension Proxy Statement, without charge, at the SEC’s website at www.sec.gov or by directing a request to: BYTE Acquisition Corp., 445 Park Avenue, 9th Floor, New York, NY 10022.

Participants in the Solicitation

The Company and its directors and executive officers may be considered participants in the solicitation of proxies with respect to the Extension under the rules of the SEC. Information about the directors and executive officers of the Company and a description of their interests in the Company and the Extension are set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, which was filed with the SEC on March 31, 2023 (the “Annual Report”) and the definitive Extension Proxy Statement, which was filed with the SEC on September 11, 2023. These documents can be obtained free of charge from the sources indicated above.

Forward-Looking Statements

Certain statements made in this Current Report are “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this Current Report, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include: the risk that approval of the Company’s shareholders for the Extension is not obtained; the inability of the Company to enter into a definitive agreement with respect to an initial business combination within the time provided in the Company’s amended and restated certificate of incorporation; the level of redemptions made by the Company’s shareholders in connection with the Extension and its impact on the amount of funds available in the Company’s trust account to complete an initial business combination; and those factors discussed in the Annual Report under the heading “Risk Factors,” and other documents of the Company filed, or to be filed, with the SEC. The Company does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibits
10.1	Amendment to the Non-Redemption Agreement.
104	Cover Page Interactive Data File - Embedded within the inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BYTE ACQUISITION CORP.

By:	/s/ Sam Gloor
Name:	Sam Gloor
Title:	Chief Executive Officer and Chief Financial Officer

Date: September 14, 2023

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